UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  August 4, 2015

Thunder Energies Corporation

(Exact name of Registrant as specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-54464

(Commission File Number)

45-1967797

(IRS Employer Identification No.)

150 Rainville Road, Tarpon Springs, Florida 34689

(Address of Principal Executive Offices and Zip Code)

(727) 940-3944

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement to medications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Section 5 – Corporate Governance and Management

Item 5.02  Appointment of Certain Officers.

On August 1, 2015, Dr. W. George Gaines was appointed President and Chief Operating Officer for Thunder Energies Corporation (the “Company”).  Also on August 1, 2015, Ms. Margaret Haberlin-Currey was appointed Chief Financial Officer for the Company.  The background information for each of these individual is set forth below.

Dr. W. George Gaines

Dr. W. George Gaines is 72 years of age.  In the last 5 years Dr. Gaines has served as a director for Bloomin’ Brands, Inc. in Tampa, Florida. Bloomin’ Brands, Inc. is the parent corporation that operates the Outback Steakhouse restaurant chain.  Dr. Gaines served in the director capacity from January 2008 through August 2013, when he retired.  During his employment with Bloomin’ Brands, Dr. Gaines was responsible for all international marketing research on behalf of the Outback Steakhouse restaurants.  Dr. Gaines was responsible for the supervision of marketing research personnel in the United States, South Korea and Brazil.  Dr. Gaines is from Pensacola, Florida and holds degrees from the University of Alabama (A.B.), Atlanta University (M.A.) and the University of Georgia (Ed.D.).  Dr. Gaines has not engaged in any related party transactions with the Company.

Dr. Gaines’ qualifications to serve as an executive officer, President and COO for our Company include his extensive education background and his knowledge and experience in marketing for a public company on an international basis.

Margaret Haberlin-Currey

Margaret Haberlin-Currey is 57 years of age.  In the last 5 years Ms. Haberlin-Currey has been an owner of Tax Stop Inc., a business engaged in tax preparation services, and BizBooks 4 U, an entity engaged in business publication sales. Ms. Haberlin-Currey also was previously employed by Burdines/Macy’s as a VP/General Manager and with Financial Federal Credit Union in Miami, Florida, where she served as Chief Executive Officer.  Ms. Haberlin-Currey holds a Bachelor of Science degree from the University of Vermont.  Ms. Haberlin-Currey has not engaged in any related party transactions with the Company.

Ms. Haberlin-Currey’s qualifications to serve as an executive officer and Chief Financial Officer for our Company include her status and experience in business, including her experience as CEO for a federal credit union.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THUNDER ENERGIES CORPORATION

Dated: August 4, 2015	/s/ Dr. Ruggero M. Santilli
Dr. Ruggero M. Santilli
Chief Executive Officer